UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2026

Core Molding Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-12505	31-1481870
(State or other jurisdiction incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Manor Park Drive, Columbus, Ohio		43228-0183
(Address of principal executive office)		(Zip Code)
Registrant’s telephone number, including area code: (614) 870-5000
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CMT	NYSE American LLC
Preferred Stock purchase rights, par value $0.01	N/A	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CEO Transition

On May 14, 2026, Core Molding Technologies, Inc. (the “Company”) and David L. Duvall the Company’s President and Chief Executive Officer entered into a Transition Agreement (the “Transition Agreement”), in connection with the previously announced planned transition and retirement of Mr. Duvall. The Transition Agreement is effective June 1, 2026. As previously disclosed in the Current Report on Form 8-K filed on August 5, 2025, the Transition Agreement provides that from June 1, 2026 until December 31, 2027 (the “Advisory Period”), Mr. Duvall will serve as a part time employee of the Company, making himself available to advise senior management and otherwise consult with the Company as reasonably requested by the Company from time to time. In exchange for such services, the Company will pay Mr. Duvall a monthly fee of $50,000 (the “Monthly Fee”) during the Advisory Period. If Mr. Duvall’s employment is terminated by the Company without Cause during the Advisory Period, he will be entitled to an amount equal to the Monthly Fee that he would have otherwise been entitled to during the remaining Advisory Period.

The description of the Transition Agreement is qualified in its entirety by reference to the complete text and exhibits of the Transition Agreement, which has been filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Transition Agreement between Mr. Duvall and the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE MOLDING TECHNOLOGIES, INC.

Date: May 19, 2026	By:	/s/ Alex J. Panda
	Name:	Alex J. Panda
	Title:	Executive Vice President, Treasurer, Secretary and Chief Financial Officer